EXHIBIT 23

                       CONSENT OF BEARD MILLER COMPANY LLP
                              INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in the Registration Statements (Forms S-8, File Nos. 333-82085, 333-82083, 333-87313, 333-61636 and
333-61634, Form S-3, File No. 333-87329 and Form S-4, File No. 333-78445) of our
report, dated February 18, 2002, relating to the consolidated financial statements of Pennsylvania Commerce Bancorp, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 2001.


                                            /s/ BEARD MILLER COMPANY LLP






Harrisburg, Pennsylvania
March 27, 2002